SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported:

                                February 25, 2000
                                ---------------

                                 AUTOLIV, INC.
        ---------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
        ---------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                001-12933                      (51-037854)
         ------------------------    --------------------------------
         (Commission File Number)    (IRS Employer Identification No.)

               World Trade Center
               Klarabergsviadukten 70
               S-107 24 Stockholm
               Sweden
        ---------------------------------------------------------------
                    (Address of principal executive offices)

              46 (8) 587 20 600
        ---------------------------------------------------------------
              Registrant's Telephone Number, Including Area Code

        ---------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


     Item 2.   Acquisition or Disposition of Assets.

          On February 25, 2000, Autoliv, Inc. (the "Company") issued a press release, which is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

          99.1. Press release, dated February 25, 2000, issued by the Company.



                                 SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:     February 25, 2000               AUTOLIV, INC.

                                        By: /s/ Joergen Svensson
                                            ---------------------------
                                            Joergen Svensson
                                            Vice President - Legal
                                            Affairs, General Counsel
                                            and Secretary



                               EXHIBIT INDEX

     Exhibit
     Number    Description

     99.1. Press release, dated February 25, 2000, issued by the Company.